Taxes - Additional information (Details) - USD ($)	6 Months Ended
	Mar. 31, 2020	Mar. 31, 2019	Sep. 30, 2019
Taxes
Corporate income tax at a statutory rate	25.00%	25.00%
Net income exempt from income tax	$ 1,690,000	$ 1,500,000
Tax savings from tax break	$ 421,450	$ 373,043
Per share effect of the tax exemption	$ 0.03	$ 0.03
Cumulative net operating loss	$ 727,000		$ 570,000
Valuation allowance	$ 181,681		$ 142,395